HIMCO VIT American Funds Growth Fund

Supplement to Summary Prospectus dated April 30, 2015

February 29, 2016

Effective February 29, 2016, the information under the heading “Portfolio Manager for the Master Fund” in the “Management” section of the summary prospectus is amended in its entirety to read as follows:

Portfolio Managers for the Master Fund

Portfolio Manager for the Master Fund/Title (if applicable)	Primary Title with CRMC (or Affiliate)	Experience in the Master Fund
Gregory D. Johnson	Partner – Capital World Investors	8 years

Michael T. Kerr	Partner – Capital World Investors	10 years

Ronald B. Morrow	Partner – Capital World Investors	12 years

Andraz Razen	Vice President – Capital World Investors	2 years

Martin Romo	Partner – Capital World Investors	Less than 1 year

Alan J. Wilson	Partner – Capital World Investors	1 year

Keep this supplement with your summary prospectus